UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2555 Davie Road
Suite 110
Ft. Lauderdale, Florida 33317

(Address of principal executive offices)

(954) 473-1001

(Registrant’s telephone number, including area code)

     This Form 8-K/A hereby amends Item 7 of the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2003, by ProxyMed, Inc., a Florida Corporation (the “Company”), to provide the financial information required in connection with the merger of Davie Acquisition Corp., a Delaware Corporation and a wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”) with and into MedUnite Inc. (“MedUnite”) upon the terms and conditions set forth in the Agreement and Plan of Merger and Reorganization, dated December 31, 2002, by and among the Company, the Acquisition Subsidiary and MedUnite.

Item 2. Acquisition or Disposition of Assets (Amended).

     On December 31, 2002, ProxyMed, Inc. (the “Company”) acquired all of the outstanding stock of MedUnite Inc. (“MedUnite”) by effecting a merger of Davie Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), with and into MedUnite upon the terms and conditions set forth in the Agreement and Plan of Merger and Reorganization, dated December 31, 2002, by and among the Company, the Acquisition Subsidiary and MedUnite, for $10.0 million in cash and an aggregate of $13.4 million principal amount of 4% Convertible Promissory Notes. The 4% Convertible Promissory Notes are convertible into an aggregate of 731,322 shares of the Company’s common stock if the founders of MedUnite achieve certain revenue based triggers with ProxyMed over the next three and one-half year period. The shares of the Company’s common stock issuable upon conversion of the convertible notes will be registered by the Company promptly after a stockholder achieves a conversion trigger event as set forth in the Indenture, which is attached hereto as Exhibit 10.3.

     Prior to the transaction, the Company was not related to or affiliated with MedUnite. The Company is using available cash to fund the acquisition.

Item 7. Financial Statements and Exhibits.

     The following financial statements required by such Item 7 are filed as part of this report:

(a)	The audited financial statements of MedUnite Inc. required by Item 7(a), including the balance sheets as of December 31, 2001 and 2002 and the statements of operations and cash flows for the years ended December 31, 2001 and 2002, are included as Exhibits 2.2 and 2.3 to this Form 8-K/A.

(b)	The pro forma financial information required by Item 7(b) is included as Exhibits 99.2, 99.3 and 99.4 to this Form 8-K/A. The pro forma financial information as of December 31, 2002 is derived from the unaudited balance sheet of ProxyMed, Inc. (just prior to its acquisition of MedUnite) and the audited balance sheet of MedUnite Inc. The proforma financial information for the years ended December 31, 2001 and 2002 have been derived from the financial statements of ProxyMed, Inc. and MedUnite Inc.

(c)	The following exhibits are included herein:

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization dated December 31, 2002 between ProxyMed, Inc., Davie Acquisition Corp., and MedUnite Inc.

Exhibit 2.2	Audited Financial Statements for MedUnite Inc. as of December 31, 2001 and for the year ended December 31, 2001 and for the period from June 9, 2000 (Inception) through December 31, 2000.

Exhibit 2.3	Audited Financial Statements for MedUnite Inc. as of December 31, 2002 and for the year ended December 31, 2002.

Exhibit 10.1*	Form of 4% Convertible Promissory Notes dated December 31, 2002.

Exhibit 10.2*	Registration Rights Agreement dated December 31, 2002 among ProxyMed, Inc. and the holders of the 4% Convertible Promissory Notes.

Exhibit 10.3*	Indenture dated December 31, 2002 between ProxyMed, Inc. and LaSalle Bank National Association, a national banking association.

Exhibit 99.1*	Press release dated January 2, 2003 announcing the acquisition of MedUnite Inc. by ProxyMed, Inc.

Exhibit 99.2	Pro forma Combined Balance Sheet of ProxyMed, Inc. and MedUnite Inc. as of December 31, 2002.

Exhibit 99.3	Pro forma Combined Statement of Operations of ProxyMed, Inc. and MedUnite Inc. for the year ended December 31, 2001.

Exhibit 99.4	Pro forma Combined Statement of Operations of ProxyMed, Inc. and MedUnite Inc. for the year ended December 31, 2002.

*	Incorporated by reference to exhibits in the Company’s Current Report on Form 8-K filed on January 9, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date: March 17, 2003	/s/ Judson E. Schmid

Judson E. Schmid, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization dated December 31, 2002 between ProxyMed, Inc., Davie Acquisition Corp., and MedUnite Inc.

Exhibit 2.2	Audited Financial Statements for MedUnite Inc. as of December 31, 2001 and for the year ended December 31, 2001 and for the period from June 9, 2000 (Inception) through December 31, 2000.

Exhibit 2.3	Audited Financial Statements for MedUnite Inc. as of December 31, 2002 and for the year ended December 31, 2002.

Exhibit 10.1*	Form of 4% Convertible Promissory Notes dated December 31, 2002.

Exhibit 10.2*	Registration Rights Agreement dated December 31, 2002 among ProxyMed, Inc. and the holders of the 4% Convertible Promissory Notes.

Exhibit 10.3*	Indenture dated December 31, 2002 between ProxyMed, Inc. and LaSalle Bank National Association, a national banking association.

Exhibit 99.1*	Press release dated January 2, 2003 announcing the acquisition of MedUnite Inc. by ProxyMed, Inc.

Exhibit 99.2	Pro forma Combined Balance Sheet of ProxyMed, Inc. and MedUnite Inc. as of December 31, 2002.

Exhibit 99.3	Pro forma Combined Statement of Operations of ProxyMed, Inc. and MedUnite Inc. for the year ended December 31, 2001.

Exhibit 99.4	Pro forma Combined Statement of Operations of ProxyMed, Inc. and MedUnite Inc. for the year ended December 31, 2002.

*	Incorporated by reference to exhibits in the Company’s Current Report on Form 8-K filed on January 9, 2003.